UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):               November 2, 2005


                                  Knology, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       000-32647              58-2424258
    ---------------------              -------------          --------------
(State or other jurisdiction           (Commission          (I.R.S. Employer
      of incorporation)                File Number)        Identification No.)

   1241 O.G.Skinner Drive, West Point, Georgia               31833
        ---------------------------------                 -----------
    (Address of principal executive offices)              (Zip Code)

         Registrant's telephone number, including area code: 706-645-8752

                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

Item 2.02.  Results of Operations and Financial Condition.

Item 8.01.  Other Events

On November 2, 2005, Knology issued a press release announcing its 2005 third quarter results. The full text of the press release is furnished herewith as
Exhibit 99.1 and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

99.1        Press Release, dated November 2, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           Knology, Inc.

 November 2, 2005          By:  /s/Chad S. Wachter
                           ---------------------------------------
                           Name: Chad S. Wachter
                           Title: Vice President, General Counsel and Secretary

                                  Exhibit Index

Exhibit No.                Description
-----------                -----------

99.1                       Press release dated November 2, 2005